Overview of the Proposed Combination of BGC Partners Inc. and eSpeed Inc.

Disclosures
Forward-Looking Statements
The information in this release contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended. You should carefully read the disclosure section entitled “Discussion of Forward-
Looking Statements”, as well as other important information as contained in the Form 8-K filed by
eSpeed Inc. with the U.S. Securities and Exchange Commission (the “SEC”) on May 30, 2007.
Important Information
In connection with the proposed merger, eSpeed intends to file a proxy statement and related materials with the SEC for the shareholders’ meeting to vote on the merger. Because those documents will contain important information, holders of eSpeed’s common stock are urged to read them carefully, if and when they become available.  When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by
eSpeed with the SEC) at the SEC’s website, www.sec.gov, and at eSpeed’s website,
www.espeed.com.
Participant Information
eSpeed and its directors and executive officers may be deemed to be participants in the solicitation of proxies from eSpeed’s shareholders in connection with the proposed merger.  Certain information regarding the participants and their interests in the solicitation are set forth in eSpeed’s Annual
Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on
March 15, 2007, and will be set forth in the proxy statement for the meeting of shareholders to vote on the merger.  shareholders may obtain additional information regarding the merger by reading the proxy statement and the related materials relating to the proposed merger, if and when they become available.

On Today’s Call
Howard Lutnick – Chairman and Co-CEO of Combined Company
• Chairman, Chief Executive Officer and President of eSpeed since 1999
• President and CEO of Cantor Fitzgerald since 1991, Chairman since 1996.
Lee Amaitis – Co-CEO of Combined Company
• Chairman and Chief Executive Officer of BGC Partners since 2004
• Vice-Chairman of eSpeed since 2004
• Global Chief Operating Officer of eSpeed from 2001 to 2004
Shaun Lynn – President of Combined Company
• President of the BGC Group since 2004
• Various senior management positions at Cantor since 1989
Robert West – CFO of Combined Company
• Chief Financial Officer of BGC Partners since May 1, 2007
• CFO of Thomas Weisel Partners for 6 years
Paul Saltzman –
Executive MD, Electronic Trading Chief Operating Officer
of eSpeed since 2004
• Executive Vice President and General Counsel for The Bond Market Association for 9
years

Strategic Rationale for Transaction
Shared vision for the future of voice, hybrid and electronic trading
BGC’s enormous growth has been the significant revenue pipeline for eSpeed
eSpeed’s technology is the fuel for BGC’s growth in hybrid and electronic trading
Strengthens competitive market position for both firms
Revenue growth will happen sooner and easier
• Both companies will have shared objectives
• Better coordination to introduce electronic trading to BGC’s global platform
• Better cross sales and marketing

Strategic Rationale for Major Stakeholders in eSpeed
Customers benefit:  Streamlines product development, sales,
advances in technology, and superior service and execution
Employees benefit:  motivate and retain best people
• Employees-owners will have a significant equity stake in the combined company
eSpeed investors benefit: maximizes shareholder value
• Significantly accretive
• Shareholders own shares in larger and faster-growing company
• Significant expected earnings and cash flow
• Termination of Joint Services Agreement
• Greater opportunities, advantages, and synergies

Additional Benefits for eSpeed shareholders
Strong underlying IDB industry fundamentals
Leading inter-dealer broker in key products and geographies
• Combined entity expected to have over $1.1B revenue in 2008
• Stronger balance sheet and resources
Full scale global voice, hybrid, and electronic brokerage platform
Accelerating momentum in new high growth product areas
BGC’s track record of successful acquisitions and integration
Ability to attract and retain key talent
Experienced management team

Transaction Summary
Name:  BGC Partners, Inc
• NASDAQ:  BGCP
Structure of transaction
Fully Diluted ESPD shares outstanding  = 51.56 MM
To acquire BGC eSpeed will issue in merger
• An aggregate of 133.86 MM shares of common stock and rights to acquire shares of its common stock
Based on the closing price of eSpeed's Class A common stock on May 29,
2007,  BGC is valued at approximately $1.23 B
In the transaction, eSpeed’s shares are being valued at $9.75 per share, a
6.09% premium to the closing price of eSpeed’s Class A common stock on
May 29, 2007.

eSpeed, Inc. (NASDAQ: eSpeed), a leader in electronic marketplaces and related trading technology for the global capital markets

eSpeed’s Competitive Advantages
eSpeed’s global securities marketplaces are among the world’s largest real-
time, all the time, multiple buyer and seller trading venues
eSpeed’s proprietary technology and priceless desktop real estate are built, paid for, and protected across multiple markets
Massive infrastructure, technology, and continuous innovations extend into multiple markets
Proprietary network connected to the world’s largest banks, investments banks, and other parts of the global financial community
Concurrent, redundant, robust and global data centers, software, infrastructure, and hardware

eSpeed’s Existing and Potential Revenue
1Q07 fully-electronic notional volume on eSpeed system, excluding new products: up 31.8% year-over-year
• Overall fully electronic volume up 39.5% over same timeframe; total
eSpeed volume up 29.4%
Many asset classes traded on the eSpeed system have fully
electronic volume
• Primarily U.S. Treasuries
• Also FX Options, Spot FX, European and Canadian Sovereigns,
European CDS, Repos
• Emerging Markets, IRDs, U.S. CDS expected to have fully electronic volume soon
• Pipeline of revenue from existing BGC liquidity pools
eSpeed is well positioned to benefit from growth of computer-based and algorithmic trading
eSpeed’s evolving technology enables entry into new markets

BGC Partners, Inc. (“BGC”), one of the largest and fastest growing inter-dealer brokers of financial instruments for wholesale market participants worldwide

BGC : Global Leader in Voice And Electronic
1,180 brokers across 125
brokerage desks
Leverage from strong broker
relationships
Proprietary network
Product categories: Credit,
Rates, FX, Equities, and
Commodity Markets
Top global banks and investment
banks are key  customers
Voice/Hybrid Brokerage
Real time data market data
derived from BGC & eSpeed
Broad array of distribution
channels, including Bloomberg,
CQG, Reuters and Thomson ILX
Customized and advanced
analytics tools for key customers
Market Data
$249 mm revenue
Q1 2007
1,667 employees

Building a Leading Inter-Dealer Broker
BGC has experienced rapid growth since announcing separation from
Cantor in October 2004
Expansion of global operations has provided scale, product depth and geographic footprint
Since October 2004, BGC has grown from 483 brokers to 1,180 brokers as of March 31, 2007
• Expanded from 58 desks in October 2004 to 125 desks in March 2007
• Asian operations grew from 51 brokers as of January 2005 to 242 brokers as of March 31, 2007
• U.S. grew from 34 employees at the beginning of 2004 to 365 by March
31, 2007

REVENUE CAGR
IAP + TLPR + CFT + GFIG
ESPD
BGCP
eSpeed
bgc
voice + electronic brokerage

Significantly Higher Growth Than Overall Industry
Sources:  BGC and eSpeed; overall industry data created  by adding the combined full-year revenues as reported in the public filings made by the four other large, publicly traded pure-play Inter-Dealer Brokers:  ICAP PLC, Compagnie
Financière Tradition, Tullett Prebon, and GFI Group Inc using historically appropriate exchange rates.
-10%
0%
10%
20%
30%
40%
50%
60%
2003 - 2006 2004 - 2006 2005 - 2006

Leading Hybrid Service and Execution
Established voice relationships combined with innovative technologies
Hybrid model provides a choice of voice managed and/or electronic trade execution
Proprietary pre- and post-trade applications support price discovery and provide related price data
BGC deploys a universal trading platform that handles multiple markets while facilitating user interaction through product specific front ends
Established electronic connections to mainstream clearing houses and third party processing hubs

eSpeed + BGC = a global leader in voice, hybrid, and fully electronic brokerage with cutting-edge technology, market data, and analytics solutions for the capital markets. +

CAGR: 29%
(USD billions)

CAGR: 19%
(USD billions)

CAGR: 32%
(USD billions)

CAGR: 106%
(USD billions)

eSpeed

bgc
voice + electronic brokerage

Strong Overall Industry Growth Trends
Interest Rate Derivatives
$0
$40,000
$80,000
$120,000
$160,000
$200,000
$240,000
$280,000
$320,000
$360,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06
OTC Exchange
Foreign Exchange Options
Equity Linked Derivatives OTC Credit Derivative
$0
$7,000
$14,000
$21,000
$28,000
$35,000
$42,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06
OTC Exchange
$0
$3,000
$6,000
$9,000
$12,000
$15,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06
OTC Exchange
Note:  Figures are notional principal amounts of outstanding contracts.
Source:  ISDA for Credit Derivatives, Bank for International Settlements for all else
$0
$6,000
$12,000
$18,000
$24,000
$30,000
$36,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06

Full Range of Asset Classes and Services
Trade
Voice
Screen / voice assisted
Fully electronic
Pre-Trade
Price discovery
Price streaming
Pre-trade analytics
Post Trade /
Back Office
Confirmation
Clearing
Settlement
Equity derivatives
Index futures
Commodities and energy derivatives
Equities, Commodities, & Other Asset Classes
Credit derivatives
Asset-backed
Convertibles
Corporate
High yield
Credit
Foreign Exchange Options
G10
Emerging Market
Cross
Exotic options
FX
Government debt
Interest rate swaps
Interest rate options
Rates

Ability to Attract and Retain Key Talent
Partnership is a key tool in attracting and
retaining key producers
Significant number of key employees have
sizable and restricted equity stakes
Fundamental alignment of employees’
interests with shareholders
Structure combines best aspect of private
partnership with public ownership

Executive Management of Combined Company
125+ Years of Experience
Howard W. Lutnick
Co-CEO, Chairman
(24 years)
Lee M. Amaitis
Co-CEO
(30 years )
Stephen Merkel
EVP,
General Counsel,
Secretary
(22 years)
Shaun Lynn
President
(27 years)
Bob West
Chief Financial
Officer
(25 years)

Business Management - Another 290 + Years
Danny LaVecchia
Executive Managing
Director for BGC North
America
Keith Reihl
Chief Operating Officer for
BGC North America
Sal Trani
Executive Managing
Director for BGC North
America
Mark Webster
Co-Executive Managing
Director for BGC Asia-
Pacific
Mark Spring
Co-Executive Managing
Director for BGC Asia-
Pacific
Robin Clark
Executive Managing
Director for BGC Derivatives
and Rates in the UK
Nick Ruddell
Senior Managing Director
For BGC in the UK
Jean Pierre Aubin
Executive Managing
Director for BGC
Continental Europe and
Listed Products
U.K.
Continental Europe
Asia-Pacific
(Industry experience: 22 years)
(Industry experience: 22 years) (Industry experience: 24 years)
(Industry experience: 17 years)
Paul Saltzman
Executive Managing
Director of Electronic
Trading
(Industry Experience:
22 years)
(Industry experience: 33 years)
(Industry experience: 42 years)
(Industry experience: 26 years) (Industry experience: 21 years)
North America
Sean
Windeatt
Executive Managing
Director & Vice
President
(Industry experience: 10 years)
Philip
Norton
Executive Managing
Director for BGC
e-Commerce
Bernard
Weinstein
Executive Managing
Director for BGC
Market Data
Yvette
Tienery
Chief Information
Officer for BGC
Global
(Industry experience: 21 years) (Industry experience: 27 years) (Industry experience: 16 years)

Track Record of Successful Expansion
325 brokers
Principal offices in
New York, London
and Tokyo
Reestablished strong U.S.
operations
Leadership in fixed income,
money market and derivative
products
BGC acquires
Maxcor/EuroBrokers
(May 2005)
BGC acquires
ETC Pollak
(September 2005)
BGC’s
Asia - Pacific
Expansion
Since 2005
BGC acquires
Aurel Leven
(November 2006)
72 brokers
Based in Paris
Establish presence in an attractive
brokerage market
Expertise in wide range of OTC and
exchange traded products
From 51 brokers in
1/2005 to 242 brokers as
of 3/2007
Build out of operations in
Hong Kong, Singapore,
Seoul, Istanbul, and
Tokyo
Asia is emerging as a key growth
region
Substantially strengthened BGC
platform
60 brokers
Based in Paris
Enhances presence in a key market
Expertise in equity derivatives
Description Strategic Rationale

eSpeed + BGC = Strong revenue growth, sound finances, scalable businesses +

Solid Financial Results for BGC Stand-alone
BGC had pre-tax profit in 1Q2007 of $24MM
(a)
BGC has strong momentum into 2Q2007, with projected full
year pre-tax profit in excess of $93MM
(a)
Improvements in operating metrics
Significant margin expansion expected
(a) After the effects of the full formation and final separation from Cantor and excluding cost associated with the formation, separation and merger transactions

($ millions)

eSpeed
bgc
voice + electronic brokerage

BGC Stand-alone Pre-tax Profit Trend
($150)
($100)
($50)
$0
$50
$100
$150
2004 2005 2006 1Q07 (a) 2007 (a) 2008 (a)
(a) After the effects of the full formation and final separation from Cantor and excluding cost associated with the formation, separation and merger transactions

($ millions)

eSpeed

bgc
voice + electronic brokerage

BGC Stand-alone Revenue Trend
$0
$250
$500
$750
$1,000
2004 2005 2006 2007(a) 2008 (a)
(a) After the effects of the full formation and final separation from Cantor and excluding cost associated with the formation, separation and merger transactions

BGC Stand-alone Compensation Ratio
56%
57%
77%
59%
69%
$0
$100
$200
$300
$400
$500
$600
$700
2004 2005 2006 2007 (a) 2008 (a)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Total Compensation ($MM) Total Compensation Expense as a % of Total Revenues
(a) After the effects of the full formation and final separation from Cantor and excluding cost associated with the formation, separation and merger transactions

Broker Count
Revenue (000's)

eSpeed
bgc
voice + electronic brokerage

BGC Stand-alone Improving Broker Productivity
720
683
575
579
587
0
200
400
600
800
1000
1200
1400
2004 2005 2006 2007 (a) 2008 (a)
$0
$100
$200
$300
$400
$500
$600
$700
$800
Average number of brokers Revenue per broker
(a) After the effects of the full formation and final separation from Cantor and excluding cost associated with the formation, separation and merger transactions

Strong Growth Outlook
Projected Income Statement for 2008 on a Combined Basis
(in millions) Target Margin
2008 2008
Revenues
Fully electronic $95 +
Voice brokerage 925 +
Market data and software 40 +
Corporate, interest income and other 40 +
Total Revenues 1,100 +
Expenses
Compensation expenses 615 +/- 56%
Non-compensation expenses 340
Total Expenses 955 +/-
Pre-tax operating income 145 + 13%
Income tax * 37
After-tax operating income $108 + 10%
* Effective tax rate is projected to be 18% and 26% for 2007 and 2008, respectively. The effective tax rates include the effect of the NOL's.

eSpeed + BGC – Conclusion +

Strategic Rationale for Transaction
Shared vision for the future of voice, hybrid and electronic trading
Strengthens market position for both firms
eSpeed investors gain: maximizes long term shareholder value
Customers gain:  streamlines product development, advances in technology, and superior service and execution
Employees gain:  motivate and retain best people

Q&A

Appendix: Additional Information for Analysts and Investors

Strong Combined Company Balance Sheet
Pro Forma Balance Sheet at Transaction Close
(in millions)
Combined Company
Cash and cash equivalents $250
Debt $150
Stockholders equity* $400
* ignores the effect of minority interest holders and assumes full consolidation of underlying limited partnerships.

Combined Company Ownership
Public Investors 16%
BGC Founding Partners (a) 19%
Cantor Fitzgerald, L.P. (b) 65%
Total 100%
Cantor Fitzgerald, L.P. Expected Distribution (over next 2-3 years)
BGC Founding  Partners (c) -3%
Distribution to Cantor Partners (c) -17%
Cantor Fitzgerald, L.P. (b) 45%
(a) Partnership interests (b) Exchangeable partnership interests (c) Common stock
Note:  Excludes Stock Options

Structure Intent: Employee Retention and Lower
Effective Tax Rate
Public shareholders Cantor Fitzgerald, L.P.
• Class A common stock • Class  A & B common stock
BGC Partners, Inc.
• Limited Partnership
Interests
• General Partner Interests
(controlling interest)
• Special Voting Limited Partnership
Interest
• Limited Partnership
Interests
BGC Holdings, L.P.
Founding Partners
U.S Opco Global Opco
• General Partner Interest (controlling
interest)
• Special Voting Limited Partnership
Interest
• Limited Partnership Interests
*
• General Partner Interest (controlling
interest)
• Special Voting Limited Partnership
Interest
• Limited Partnership Interests
*
• Limited Partnership
Interests
• Exchangeable
Limited Partnership
Interests
• Exchangeable
Limited Partnership
Interests
*Note: These units are held by a corporation wholly owned by BGC Partners, Inc.

Multiple Product Offerings
12%
29%
6%
4%
5%
44%
Credit Rates
FX Other Asset Classes
Market Data/Software Corporate
1Q 2007 ESPD Revenue
2%
3%
8%
51%
14%
22%
Credit Rates
FX Other Asset Classes
Market Data/Software Corporate
1Q 2007 BGC Revenue
3
12%
4%
19%
12%
50%
Credit Rates
FX Other Asset Classes
Market Data/Software Corporate
1Q 2007 Combined Revenue

(USD billions)
CAGR: 21%

(USD billions)
CAGR: 31%

(USD billions)
CAGR: 25%

(USD billions)
CAGR: 41%

eSpeed
bgc
voice + electronic brokerage

Strong Industry Growth Trends – Geographies
Europe
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06
Other
(a)
$0
$100
$200
$300
$400
$500
$600
$700
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Jun 06
Note:  Outstanding notional principal amounts of futures/options traded on exchanges.
(a)  All markets except North America, Europe and Asia/ Pacific.
Source:  Bank of International Settlements.
Asia and Pacific
$0
$1,000
$2,000
$3,000
$4,000
$5,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06
North America
$0
$10,000
$20,000
$30,000
$40,000
$50,000
Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06

A Leading Provider of Market Data and Analytics
BGC Market Data develops and markets
real-time, indicative and historical Fixed
Income, Foreign Exchange and
Derivative market data services based on
price data from eSpeed and BGC. The
G3 product provides a real-time, 3D
graphical view of the US Treasury cash
and futures market
Distribution channels include Bloomberg,
CQG, DTN, eSignal, eSpeed, Quick
Financial, Reuters, and Thomson ILX in
addition to direct distribution
Packaged data solutions to meet specific
clients’ needs
Interest Rate Swaps
Options
U.S. Treasuries
European Government Bond
FX
Interest Rate
Current Products
Interest Options
CDS
FX Spot
Derivatives
Emerging Markets Bonds
Emerging Markets Derivatives
Potential New Products

Los Angeles
Chicago
Toronto
New York
Mexico City
London
Paris
Copenhagen
Milan
Nyon
Turkey
Hong Kong
Singapore
Tokyo
Sydney
Beijing
Melbourne
South Korea
Global Presence and Revenue Contribution
66%
3%
31%
1Q 2007 ESPD Revenue
54%
16%
30%
1Q 2007 BGC Revenue
36%
14%
50%
1Q 2007 Combined Revenue
US EUROPE ROW

1 BGC Risk

1 BGC AsiaRisk

eSpeed

bgc
voice + electronic brokerage

Recognized Market Leader in Multiple Products
Market recognized leadership in several
products:
• 16 1st places in IR category (Risk ‘05)
• Top 2 spots in currency categories
• Joint first in euro/yen cross currency
swaps
• First in US dollar/yen vanilla options
Recent Asia Risk survey showed:
• BGC came 1st in 45 products within the
interest rate swaps, currency derivatives,
equity derivatives and credit derivatives
categories
• BGC came in 2nd within 12 products and
• 3rd within 14 products
#1 broker in Asian credit derivatives
• 30 1
st
place positions